EXHIBIT 10.1
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                           DAWSON GEOPHYSICAL COMPANY

                            2004 INCENTIVE STOCK PLAN


1.          PURPOSE

            This Employee Incentive Stock Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers and employees of Dawson Geophysical Company or of its subsidiary companies as that term is defined in Article 3 below (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Company and Subsidiaries and to encourage them to remain in the employ of the Company or of the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"), except as to those awards made pursuant to Article 11 of the Plan.

2.          ADMINISTRATION

            The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an option under the Plan. The Committee shall from time to time at its discretion make recommendations to the Board of Directors with respect to the employees who shall be granted options and the amount of stock to be optioned to each. All members of the Committee and majority of directors of the Company shall be disinterested persons (as that term is hereinafter defined) for purposes of administering the Plan and determining the employees and amount of stock to be optioned to each. The term "disinterested person" for purposes of the Plan shall mean an administrator of a Plan who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock options may be granted pursuant to the Plan.

            The interpretation and construction by the Committee of any provisions of the Plan or any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

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3.          ELIGIBILITY

            The persons who shall be eligible to receive options shall be such executives and other employees (including officers, whether or not they are directors) of the Company or its Subsidiaries existing from time to time as the Board of Directors shall elect from time to time from among those nominated by the Committee. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for him or her by the Committee. No person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent or subsidiary, shall be eligible to receive an incentive stock option unless the option price is at least one hundred ten percent (110%) of the fair market value of the optioned stock (as to which see paragraph 5 below).

4.          STOCK

            The stock subject to the options shall be shares of the Company's authorized but unissued or reacquired $0.33 1/3 par value per share common stock hereinafter sometimes called the "Stock." The aggregate number of shares which may be issued under options shall not exceed 375,000 shares of Stock. The limitations established by the preceding sentence shall be subject to adjustment as provided in Article 5(h) of the Plan.

            If any outstanding option under the Plan for any reason expires or is terminated, the shares of the Stock allocatable to the unexercised portion of such option may again be subjected to an option under the Plan.

            The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which options are exercisable for the first time by any person eligible hereunder during any calendar year under this Plan and any other plan qualifying under Section 422 of the Code which is maintained by the Company and/or its Subsidiaries shall not exceed $100,000.

5.          TERMS AND CONDITIONS OF OPTIONS

            Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

            (a) Optionee's Agreement. Each optionee shall agree to remain in the employ of and to render to the Company or Subsidiaries his or her services for a period of five years from the date of the option, but such agreement

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                        shall not impose upon the Company or Subsidiaries any
                        obligation to retain the optionee in their employ for any period.

            (b) Number of Shares. Each option shall state the number of shares to which it pertains.

            (c) Option Price. Each option shall state the option price, which shall be not less than 100% of the fair market value of the shares of Stock of the Company on the date of the granting of the option (110% in the case of an over 10% shareholder; as to which see paragraph 3 above). The fair market value per share shall be deemed to be the mean between the highest price and the lowest price of which the Stock shall have been sold, regular way, in the over-the-counter market or other applicable market on the day the option is granted; or if no sale of the Company's Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock.

            (d) Medium and Time of Payment. The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check or payment may be made with Stock of the Company.

            (e) Term and Exercise of Options. Subject to other terms and provisions herein contained, during the term of an option the shares with respect to which that option may be exercised shall become exercisable to the extent of 25% of the shares optioned on each of the four anniversaries of the date of grant. Subject to the foregoing, each option shall be exercisable in whole or in part at any time and from time to time during its term. Not less than one thousand (1,000) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. An option granted under the Plan must be exercised by the earlier of (a) five years from the date of the grant, or (b) the applicable time limit specified in paragraphs (o) and
                        (g) of this Section 5. Any option not exercised within the applicable aforementioned time period shall automatically terminate at the expiration of such period.

            (f) Termination of Employment Except Death. If an optionee shall cease to be employed by the Company or Subsidiaries for any reason, other than his or her death, and no longer shall be in the employ of any of them, such optionee shall have the right to exercise the option at any time within three months after such termination of employment (one year if the optionee is disabled within the meaning of Section 22(e)(3) of the
                        Code) to the extent his or her right to exercise such option had not previously been exercised at the date of such termination. Whether authorized leave of absence or

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                        absence for military or governmental service shall
                        constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

            (g) Death of Optionee and Transfer of Option. If the optionee shall die while in the employ of the Company or a Subsidiary or within a period of three months after the termination of his or her employment with the Company and all Subsidiaries and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of one year from the date it is granted to the extent that the optionee's right to exercise such option had accrued pursuant to
                        Article 5(3) of the Plan at the time of his or her death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

                        No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

            (h) Recapitalization. Subject to any required action by the stockholders, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                        Subject to any required action by the stockholders, if the Company shall be the surviving company in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving company shall cause each outstanding option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation or merger or consolidation in which the Company is not the surviving company to exercise his or her option in whole or in part.

                        Upon a change in the Stock of the Company as presently constituted which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

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                        To the extent that the foregoing adjustments relate to
                        stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option continues to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                        Except as hereinbefore expressly provided in this
                        Article 5(h), the optionee shall have no rights by reason of any subdivisions or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another company, and any issue by the Company of share of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the option.

                        The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

            (i) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
                        Article 5(g) hereof.

            (j) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and Board of Directors shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

            (k) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Stock thereunder shall be for investment purposes and not with

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                        a view to resale or distribution except that if the
                        Stock subject to such option or distribution is registered under the Securities Act of 1933, as amended, or if a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

            (l) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Company shall deem advisable. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law.

6.          TERM OF THE PLAN

            Options may be granted to the Plan from time to time within a period of five years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

7.          INDEMNIFICATION OF COMMITTEE

            In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

8.          AMENDMENT OF THE PLAN

            The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to

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receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Code, except as to those shares awarded under Article 11 of this Plan.

9.          APPLICATION OF FUNDS

            The proceeds received by the Company from the sale of Stock pursuant to options will be used for general corporate purposes.

10.         NO OBLIGATION TO EXERCISE OPTION

            The granting of an option shall impose no obligation upon the optionee to exercise such option.

11.         STOCK AWARDS

            The Committee may award to officers, directors and employees of the Company shares of capital stock out of the 375,000 shares of Stock provided for in Article 4 of the Plan for the purpose of additional compensation for outstanding achievement and to encourage ownership of the Stock. These awards, in the discretion of the Committee, may be made with or without payment therefor by any officer, director or employee to whom such capital stock is made under such terms and conditions as the Committee may in its sole discretion provide. Such awards shall not constitute incentive stock options within the meaning of
Section 422 of the Code and shall not exceed 250,000 shares of Stock of the 375,000 shares of Stock provided for under Article 4 of the Plan. Of such 250,000 shares of Stock (a) 125,000 shares may be awarded without payment by any officer, director, or employee to whom such capital stock is made under such terms and conditions as the Committee in its sole discretion may provide and (b) 125,000 shares may be awarded with the restrictions that such shares shall not be assignable nor may any other person acquire any rights therein and that the officer, director or employee of the Company remain in the employment of the Company for a period of not less than three years from the date of the award, subject to such other terms and conditions as the Committee may in its sole discretion may provide. Any shares not awarded under this Article 11 of the Plan may be the subject of incentive stock options under the Plan.

12.         EFFECTIVE DATE

            Adoption of this Plan and shareholders' approval shall be effective January 27, 2004.

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